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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
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                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
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                            AMERICA FIRST MORTGAGE
                               INVESTMENTS, INC.
            (Exact Name of Registrant as Specified in its Charter)



              MARYLAND                 13-3974868
      (State of Incorporation)         (I.R.S. Employer Identification Number)

     399 PARK AVENUE, 19TH FLOOR
         NEW YORK, NEW YORK
   (Address of Principal Executive     10022
              Offices)                 (Zip Code)

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
If this form relates to the registration of a                    If this form relates to the registration of a class
class of securities pursuant to Section 12(b)                    of securities pursuant to Section 12(g) of the
of the Exchange Act and is effective pursuant                    Exchange Act and is effective pursuant to General
to General Instruction A.(c), check the                          Instruction A.(d), check the following box.  <square>
following box.      <checked-box>
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 Securities Act registration statement File number to which this form relates:


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

            TITLE OF EACH CLASS                 NAME OF EACH EXCHANGE ON WHICH
            TO BE SO REGISTERED                 EACH CLASS IS TO BE REGISTERED
            ___________________                 ______________________________


            COMMON STOCK,                       NEW YORK STOCK EXCHANGE
            PAR VALUE $.01 PER SHARE



      SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                     NONE


                   Page 1 of 3 sequentially numbered pages.




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ITEM 1.   DESCRIPTION OF THE REGISTRANT'S SECURITIES TO BE REGISTERED.


     The description of the Registrant's securities being registered hereby is contained in the Registrant's Registration Statement on Form S-4 (File
No. 333-46179), as amended by Amendment No. 1 dated February 13, 1998, and is incorporated herein by this reference.

ITEM 2.   EXHIBITS.

     None.


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                             SIGNATURE

     Pursuant to the  requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                         AMERICA FIRST MORTGAGE INVESTMENTS, INC.


                         By: /S/ STEWART ZIMMERMAN
                            ____________________________________________
                            Name: Stewart Zimmerman
                            Title: President and Chief Executive Officer

Date: March 26, 1998